UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2008

SYNERGY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	None	20-2835920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20203 Highway 60 Platteville, CO 80651
(Address of principal executive offices) (Zip Code)

Registrant's telephone number including area code: (303) 591-7413

        Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         ☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         ☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         ☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         ☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendment to Articles of Incorporation or Bylaws, Change in Fiscal Year.

        On October 31, 2008, the Company’s directors determined to change the Company’s fiscal year end to August 31. The Company will file a report on Form 10-K covering the transition period.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Synergy Resources Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNERGY RESOURCES CORPORATION
By:	/s/ William E. Scaff, Jr.
William E. Scaff, Jr., Vice President

Date: November 3, 2008